                                                                   Exhibit 99.40

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 FEBRUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1994-4

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1994 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 4-A1 ....   $    0.00000000             Class 4-A12 . .   $    0.00000000
                  ---------------                               ---------------
Class 4-A2 ....   $   12.77119446             Class 4-A13 . .   $    0.00000000
                  ---------------                               ---------------
Class 4-A3 ....   $    0.00000000             Class 4-M .....   $    1.09039700
                  ---------------                               ---------------
Class 4-A4 ....   $    0.00000000             Class 4-B1 ....   $    1.09039816
                  ---------------                               ---------------
Class 4-A5 ....   $    0.00000000             Class 4-B2 ....   $    1.09039640
                  ---------------                               ---------------
Class 4-A6 ....   $    0.00000000             Class 4-B3 ....   $    1.09039877
                  ---------------                               ---------------
Class 4-A7 ....   $    0.00000000             Class 4-B4 ....   $    1.09039372
                  ---------------                               ---------------
Class 4-A8 ....   $    0.00000000             Class 4-B5 ....   $    1.09039961
                  ---------------                               ---------------
Class 4-A9 ....   $    0.00000000             Class 4-R .....   $    0.00000000
                  ---------------                               ---------------
Class 4-A10 ...   $    5.88974384             Class 4-RL ....   $    0.00000000
                  ---------------                               ---------------

     Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03
     (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section
     2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);


Class 4-A1 ....        0.00000000             Class 4-A12 . .        0.00000000
                  ---------------                               ---------------
Class 4-A2 ....        7.89652450             Class 4-A13 . .        0.00000000
                  ---------------                               ---------------
Class 4-A4 ....        0.00000000             Class 4-M .....        0.00000000
                  ---------------                               ---------------
Class 4-A3 ....        0.00000000             Class 4-B1 ....        0.00000000
                  ---------------                               ---------------
Class 4-A5 ....        0.00000000             Class 4-B2 ....        0.00000000
                  ---------------                               ---------------
Class 4-A6 ....        0.00000000             Class 4-B3 ....        0.00000000
                  ---------------                               ---------------
Class 4-A7 ....        0.00000000             Class 4-B4 ....        0.00000000
                  ---------------                               ---------------
Class 4-A8 ....        0.00000000             Class 4-B5 ....        0.00000000
                  ---------------                               ---------------
Class 4-A9 ....        0.00000000             Class 4-R .....        0.00000000
                  ---------------                               ---------------
Class 4-A10 ...        3.64167241             Class 4-RL ....        0.00000000
                  ---------------                               ---------------

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 4-A1 ....        0.00000000             Class 4-A12 . .        5.56250582
                  ---------------                               ---------------
Class 4-A2 ....        4.01100519             Class 4-A13 . .        4.67906783
                  ---------------                               ---------------
Class 4-A3 ....        4.99554325             Class 4-M .....        5.22156431
                  ---------------                               ---------------
Class 4-A4 ....        5.41184227             Class 4-B1 ....        5.22155623
                  ---------------                               ---------------
Class 4-A5 ....        5.41183843             Class 4-B2 ....        5.22155487
                  ---------------                               ---------------
Class 4-A6 ....        5.22466460             Class 4-B3 ....        5.22155093
                  ---------------                               ---------------
Class 4-A7 ....        5.41183825             Class 4-B4 ....        5.22151504
                  ---------------                               ---------------
Class 4-A8 ....        5.35857719             Class 4-B5 ....        5.22153801
                  ---------------                               ---------------
Class 4-A9 ....        5.41183874             Class 4-S .....        0.27214954
                  ---------------                               ---------------
Class 4-A10 ...        2.78950861             Class 4-R .....        0.00000000
                  ---------------                               ---------------
Class 4-A11 ...        1.39475431             Class 4-RL ....        0.00000000
                  ---------------                               ---------------

     iii) The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................         0.14702094

                                                                ---------------

(b)  The amounts below are for the aggregate of all Certificates.

     iv)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution Date .........    $323,735,121.74
                                                                ---------------

          The aggregate number of loans included in the Pool
          Scheduled Principal Balances .....................              1,108
                                                                ---------------

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution
          Date:

                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 4-A1 ....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 4-A2 ....      $ 43,277,736.55               863.14
                                         ---------------      ---------------
                    Class 4-A3 ....      $ 33,585,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A4 ....      $  1,585,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A5 ....      $  3,367,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A6 ....      $ 39,909,250.14               965.41
                                         ---------------      ---------------
                    Class 4-A7 ....      $ 24,458,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A8 ....      $ 37,315,106.85               990.16
                                         ---------------      ---------------
                    Class 4-A9 ....      $ 21,357,000.00             1,000.00
                                         ---------------      ---------------
                    Class 4-A10 ...      $ 24,028,094.63               552.51
                                         ---------------      ---------------
                    Class 4-A11 ...      $ 24,028,094.63               552.51
                                         ---------------      ---------------
                    Class 4-A12 ...      $ 52,723,598.99               982.49
                                         ---------------      ---------------
                    Class 4-A13 ...      $ 20,278,685.19               982.49
                                         ---------------      ---------------

                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 4-M .....      $ 10,015,247.49               963.75
                                         ---------------      ---------------
                    Class 4-B1 ....      $  4,552,076.68               963.75
                                         ---------------      ---------------
                    Class 4-B2 ....      $  3,641,661.91               963.75
                                         ---------------      ---------------
                    Class 4-B3 ....      $  1,820,831.36               963.75
                                         ---------------      ---------------
                    Class 4-B4 ....      $    364,166.18               963.75
                                         ---------------      ---------------
                    Class 4-B5 ....      $  1,456,665.77               963.75
                                         ---------------      ---------------
                    Class 4-S .....      $323,735,121.74               856.75
                                         ---------------      ---------------
                    Class 4-R .....      $          0.00                 0.00
                                         ---------------      ---------------
                    Class 4-RL ....      $          0.00                 0.00
                                         ---------------      ---------------

     vi)  The Pay-out Rate applicable to each class of
          Certificates:

Class 4-A1 ....        0.00000000%            Class 4-A12 . .        6.79393871%
                  ---------------                               ---------------
Class 4-A2 ....        5.49509762%            Class 4-A13 . .        5.71492436%
                  ---------------                               ---------------
Class 4-A3 ....        5.99465190%            Class 4-M .....        6.49420675%
                  ---------------                               ---------------
Class 4-A4 ....        6.49421073%            Class 4-B1 ....        6.49419665%
                  ---------------                               ---------------
Class 4-A5 ....        6.49420612%            Class 4-B2 ....        6.49419500%
                  ---------------                               ---------------
Class 4-A6 ....        6.49420601%            Class 4-B3 ....        6.49419024%
                  ---------------                               ---------------
Class 4-A7 ....        6.49420590%            Class 4-B4 ....        6.49414584%
                  ---------------                               ---------------
Class 4-A8 ....        6.49420646%            Class 4-B5 ....        6.49417403%
                  ---------------                               ---------------
Class 4-A9 ....        6.49420649%            Class 4-S .....        0.38010180%
                  ---------------                               ---------------
Class 4-A10 ...        5.99465191%            Class 4-R .....        0.00000000%
                  ---------------                               ---------------
Class 4-A11 ...        2.99732596%            Class 4-RL ....        0.00000000%
                  ---------------                               ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $          0.00
                                                                ---------------
          unpaid principal balance .........................    $          0.00
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
             Number                 5       Principal Balance   $  1,211,327.11
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 5       Principal Balance   $  1,236,994.75
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) Certificate Interest Rates of the following classes applicable to to the Interest Accrual
          Period for such Distribution Date;

              Class 4-A10 ...............            6.0000%
                                            ---------------
              Class 4-A11 ...............            3.0000%
                                            ---------------
              Class 4-A12 ...............            6.8000%
                                            ---------------
              Class 4-A13 ...............            5.7200%
                                            ---------------
              Class 4-S .................            0.3804%
                                            ---------------

          Certificate Interest Rates of the following

          classes applicable to to the current Interest
          Accrual Period;

              Class 4-A10 ...............        5.87500000%
                                            ---------------
              Class 4-A11 ...............        3.12500000%
                                            ---------------
              Class 4-A12 ...............        6.67500000%
                                            ---------------
              Class 4-A13 ...............        6.04501675%
                                            ---------------

      xi) The Senior Percentage for such Distribution
          Date; ............................................          93.261991%
                                                                ---------------

          The Junior Percentage for such Distribution
          Date; ............................................           6.738009%
                                                                ---------------

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------